James Alpha Funds Trust d/b/a eASTERLY fUNDS tRUST

FUND	Class A	Class C	Class I	Class R6
Easterly Global Real Estate Fund	JAREX	JACRX	JARIX	JARSX
Easterly Multi Strategy Alternative Income Fund	JAAMX	JACMX	JAIMX	JASMX

Supplement dated November 1, 2021 to the Prospectus, Summary Prospectuses,
and Statement of Additional Information of the Funds,
each dated March 22, 2021, as amended August 23, 2021

This Supplement updates and supersedes any contrary information contained in the Prospectus, Summary Prospectuses, and Statement of Additional Information.

On October 26, 2021, Ranger Global Real Estate Advisors, LLC (“Ranger”), the sub-adviser of the Easterly Global Real Estate Fund and a sub-adviser of the Easterly Multi Strategy Alternative Income Fund (the “Funds”), experienced a “change in control.” QR RANGER HOLDCO LLC, a subsidiary of QuadReal Property Group Limited Partnership, a global real estate investment, operating and development company based in Vancouver, British Columbia, (“QuadReal”) acquired a minority equity interest in Ranger. QuadReal also made a tender offer to purchase all common units of Ranger not owned by management, directors and certain advisers. As a result of this tender offer, QuadReal now owns an approximately 46.47% voting interest in Ranger.

The change in control of Ranger constituted an “assignment” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Investment Subadvisory Agreements for the Funds between Easterly Funds LLC (formerly, James Alpha Advisors LLC) and Ranger, which resulted in the automatic termination of such Investment Subadvisory Agreements in accordance with the 1940 Act and the terms of such agreements. Generally, an assignment triggers a requirement to obtain shareholder approval of a new subadvisory agreement; however, pursuant to the terms of an exemptive order granted by the Securities and Exchange Commission, Easterly Funds LLC is permitted, under certain conditions and subject to board approval, to enter into new subadvisory agreements with certain affiliated and unaffiliated subadvisers without obtaining shareholder approval. Each new Investment Subadvisory Agreement with Ranger is on the same terms with the same fees and services as the corresponding prior sub-advisory agreement. The portfolio managers of the Funds prior to the change in control continue to manage the Funds. The Board of Trustees of the Trust, including all of the Trustees present at the Meeting who are not “interested persons” as that term is defined in the 1940 Act, unanimously approved the new Investment Subadvisory Agreements, effective upon the change of control of Ranger.

Shareholders of record of each of the Funds as of the close of business on the October 26, 2021 will receive a notice that explains how to access an Information Statement, which will include more information about each Fund’s respective new Investment Subadvisory Agreement.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectuses, and Statement of Additional Information, each dated March 22, 2021 as amended August 23, 2021.

Please retain this Supplement for future reference.